                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

NAME                                                            STATE OF INCORPORATION
--------------------------------------------------------------  ----------------------

Orthodontic Centers of Alabama, Inc...........................         Delaware

Orthodontic Centers of Arkansas, Inc..........................         Delaware

Orthodontic Centers of Arizona, Inc...........................         Delaware

Orthodontic Centers of California, Inc........................         Delaware

Orthodontic Centers of Colorado, Inc..........................         Delaware

Orthodontic Centers of Connecticut, Inc.......................         Delaware

Orthodontic Centers of Florida, Inc...........................         Delaware

Orthodontic Centers of Georgia, Inc...........................         Delaware

Orthodontic Centers of Hawaii, Inc............................         Delaware

Orthodontic Centers of Idaho, Inc.............................         Delaware

Orthodontic Centers of Illinois, Inc..........................         Delaware

Orthodontic Centers of Indiana, Inc...........................         Delaware

Orthodontic Centers of Kansas, Inc............................         Delaware

Orthodontic Centers of Kentucky, Inc..........................         Delaware

Orthodontic Centers of Louisiana, Inc.........................         Delaware

Orthodontic Centers of Maine, Inc.............................         Delaware

Orthodontic Centers of Maryland, Inc..........................         Delaware

Orthodontic Centers of Massachusetts, Inc.....................         Delaware

Orthodontic Centers of Michigan, Inc..........................         Delaware

Orthodontic Centers of Minnesota, Inc.........................         Delaware

Orthodontic Centers of Mississippi, Inc.......................         Delaware

Orthodontic Centers of Missouri, Inc..........................         Delaware

Orthodontic Centers of Nevada, Inc............................          Nevada

Orthodontic Centers of New Hampshire, Inc.....................         Delaware

Orthodontic Centers of New Jersey, Inc........................         Delaware

Orthodontic Centers of New Mexico, Inc........................         Delaware

Orthodontic Centers of New York, Inc..........................         Delaware

Orthodontic Centers of North Carolina, Inc....................         Delaware

Orthodontic Centers of North Dakota, Inc......................         Delaware

Orthodontic Centers of Ohio, Inc..............................         Delaware

Orthodontic Centers of Oklahoma, Inc..........................         Delaware

Orthodontic Centers of Oregon, Inc............................         Delaware

Orthodontic Centers of Pennsylvania, Inc......................         Delaware

Orthodontic Centers of Puerto Rico, Inc.......................         Delaware

Orthodontic Centers of Rhode Island, Inc......................         Delaware

Orthodontic Centers of South Carolina Inc.....................         Delaware

Orthodontic Centers of Tennessee, Inc.........................         Delaware

Orthodontic Centers of Texas, Inc.............................         Delaware

Orthodontic Centers of Utah, Inc..............................         Delaware

Orthodontic Centers of Virginia, Inc..........................         Delaware

Orthodontic Centers of Washington, Inc........................         Delaware

Orthodontic Centers of Washington D.C., Inc...................         Delaware

Orthodontic Centers of West Virginia, Inc.....................         Delaware

Orthodontic Centers of Wisconsin, Inc.........................         Delaware

Orthodontic Centers of Wyoming, Inc...........................         Delaware